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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 2, 1997


                            GIGA-TRONICS INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


          CALIFORNIA                   0-12719             94-2656341
 (State or Other Jurisdiction     (Commission File      (I.R.S. Employer
      of Incorporation )               Number)       Identification Number)


                            4650 NORRIS CANYON ROAD
                          SAN RAMON, CALIFORNIA 94583
              (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (510) 328-4650


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On December 2, 1997, Giga-tronics Incorporated, a California corporation (the "Registrant") acquired Ultracision, Inc., a California corporation ("Ultracision"), by merging Giga Acquisition Inc., a wholly owned subsidiary of the Registrant, with and into Ultracision with Ultracision as the surviving corporation. By virtue of the merger, Ultracision became a direct, wholly-owned subsidiary of the Registrant, and all of Ultracision's outstanding capital stock was converted into capital stock of the Registrant as adjusted to reflect an exchange ratio (the "Exchange Ratio") of approximately .75 shares of the Registrant's common stock for each share of Ultracision common stock. As a result, each shareholder of Ultracision became the owner of shares of capital stock of the Registrant as adjusted to reflect the Exchange Ratio. Additionally, each outstanding option to purchase shares of Ultracision common stock was automatically converted into an option to purchase, upon the same terms and conditions, shares of the Registrant's common stock in an amount adjusted to reflect the Exchange Ratio.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

        The Financial Statements required by Item 7(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than the date which is 75 days after the date of this Report.

(b)     PRO FORMA FINANCIAL INFORMATION

        The Pro Forma Financial Information required by Item 7(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than the date which is 75 days after the date of this Report.

(c)     EXHIBITS

        Exhibit No.     Description
        -----------     -----------
            2.1         Agreement and Plan of Reorganization, dated as of
                        December 2, 1997, by and among the Registrant, Giga
                        Acquisition Corp., Ultracision, Inc. and Gordon Hampton.

           99.1         Press Release issued December 10, 1997.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of December 16, 1997.

                            GIGA-TRONICS INCORPORATED


                           By: /s/ George H. Bruns,Jr.
                              --------------------------------
                              George H. Bruns, Jr.
                              Chairman and Chief Executive Officer




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                                  EXHIBIT INDEX

                                                                        SEQUENTIALLY
                                                                          NUMBERED
EXHIBIT NO.      DOCUMENT                                                   PAGE
-----------      --------                                               ------------
2.1              Agreement and Plan of Reorganization, dated as of
                 December 2, 1997, by and among the Registrant, Giga
                 Acquisition Corp., Ultracision and Gordon Hampton.


Exhibit 99.1     Press Release issued December 10, 1997